                                                                    EXHIBIT 99.2

              AFFILIATED COMPUTER SERVICES, INC. AND SUBSIDIARIES

                    INDEX TO PRO FORMA FINANCIAL STATEMENTS

                                                                                                                PAGES
                                                                                                                -----
PRO FORMA FINANCIAL STATEMENTS (UNAUDITED):
  Pro Forma Condensed Consolidated Financial Information...................................................           2
  Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1996 and Related Notes....................           3
  Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended March 31, 1996 and
   Related Notes...........................................................................................           5
  Pro Forma Condensed Consolidated Statement of Operations for the Year Ended June 30, 1995 and Related
   Notes...................................................................................................           7

              AFFILIATED COMPUTER SERVICES, INC. AND SUBSIDIARIES

       PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)

    The following unaudited pro forma condensed consolidated balance sheet as of March 31, 1996 set forth below presents the financial position of the Company as if the acquisition of The Genix Group, Inc. ("Genix") had occurred on March 31, 1996. The unaudited pro forma condensed consolidated balance sheet as of March 31, 1996 combines, with appropriate adjustments, the Company's unaudited condensed consolidated balance sheet as of March 31, 1996 and the unaudited consolidated statement of financial position of Genix as of March 31, 1996.

    The unaudited pro forma condensed consolidated statements of operations for the nine months ended March 31, 1996 and the year ended June 30, 1995 set forth below present the results of operations of the Company for such period and such year as if the acquisition of Genix had occurred at the beginning of each such period. The unaudited pro forma condensed consolidated statement of operations for the nine months ended March 31, 1996 combines, with appropriate adjustments, the Company's and Genix' unaudited condensed consolidated results of operations for the nine months ended March 31, 1996. The unaudited pro forma condensed consolidated statement of operations for the year ended June 30, 1995, combines, with appropriate adjustments, the Company's audited consolidated results of operations for its fiscal year ended June 30, 1995 and the unaudited consolidated results of operations for Genix for the twelve months ended June 30, 1995. Certain reclassifications were made to conform the historical financial statements of Genix with the Company's historical financial statements.

    The unaudited pro forma condensed consolidated financial statements have been prepared on the basis of preliminary assumptions and estimates. The pro forma adjustments represent the Company's preliminary determinations of these adjustments and are based on available information and certain assumptions the Company considers reasonable under the circumstances. Final amounts could differ from those set forth herein. The unaudited pro forma consolidated financial statements may not be indicative of the results of operations that would have been achieved if the acquisition of Genix had been effected on the dates indicated or which may be achieved in the future. The unaudited pro forma consolidated financial statements and notes thereto should be read in conjunction with the Company's "Selected Consolidated Financial Data", "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the annual consolidated financial statements of the Company and Genix, not included herein.

              AFFILIATED COMPUTER SERVICES, INC. AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                 MARCH 31, 1996
                                  (UNAUDITED)
                                 (IN THOUSANDS)

                                                                                                                PRO FORMA
                                                                                                      ------------------------------
                                                                                                       GENIX ACQUISITION
                                    ASSETS                                        ACS     GENIX (A)       ADJUSTMENTS       COMBINED
                                                                                --------  ---------   -------------------   --------
Current assets:
  Cash and cash equivalents...................................................  $ 35,401   $ 1,048        --                $ 36,449
  ATM cash....................................................................     8,950     --           --                   8,950
  Accounts receivable, net....................................................    58,370    26,867        --                  85,237
  Inventory...................................................................    10,892     --           --                  10,892
  Prepaid expenses and other..................................................    18,329     5,370    $     (400)(B)          23,299
                                                                                --------  ---------     --------            --------
    Total current assets......................................................   131,942    33,285          (400)            164,827
Property and equipment, net...................................................    57,303    34,787       (10,417)(B)          81,673
Goodwill and other intangible assets, net.....................................   100,961     8,599       130,432(C)          239,992
Other long-term assets........................................................    15,454     1,987        --                  17,441
                                                                                --------  ---------     --------            --------
    Total assets..............................................................  $305,660   $78,658    $  119,615            $503,933
                                                                                --------  ---------     --------            --------
                                                                                --------  ---------     --------            --------

                      LIABILITIES & STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable and accrued liabilities....................................  $ 61,714   $12,332    $   13,115 (D)(F)     $ 87,161
  Notes payable, affiliate....................................................     --       34,071       (34,071)(E)           --
  Current portion of long-term debt...........................................    14,520       695        --                  15,215
  Current portion of unearned revenue.........................................    11,034     --           --                  11,034
                                                                                --------  ---------     --------            --------
    Total current liabilities.................................................    87,268    47,098       (20,956)            113,410
Long-term debt................................................................     7,315     4,355       137,500(E)          149,170
Other long-term liabilities...................................................    15,979     6,594        23,682 (B)(F)       46,255
                                                                                --------  ---------     --------            --------
    Total liabilities.........................................................   110,562    58,047       140,226             308,835
                                                                                --------  ---------     --------            --------
Cumulative redeemable preferred stock.........................................     1,100     --           --                   1,100
                                                                                --------                                    --------
Stockholders' equity:
  Common stock................................................................       154     --           --                     154
  Additional paid-in capital..................................................   150,199    20,036       (20,036)(G)         150,199
  Retained earnings...........................................................    43,645       575          (575)(G)          43,645
                                                                                --------  ---------     --------            --------
    Total stockholders' equity................................................   193,998    20,611       (20,611)            193,998
                                                                                --------  ---------     --------            --------
    Total liabilities and stockholders' equity................................  $305,660   $78,658    $  119,615            $503,933
                                                                                --------  ---------     --------            --------
                                                                                --------  ---------     --------            --------

          See Notes to Pro Forma Condensed Consolidated Balance Sheet
                             as of March 31, 1996.

              AFFILIATED COMPUTER SERVICES, INC. AND SUBSIDIARIES
            NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1996

(A) Information obtained from the March 31, 1996 unaudited condensed consolidated statement of financial position of Genix. Certain amounts reported in Genix's historical financial statements have been reclassified to conform with the Company's presentation in the Pro Forma Condensed Consolidated Balance Sheet.

(B) Adjusts assets and liabilities to their respective fair values.

(C) Reflects goodwill and other intangible assets originating from the Company's purchase of all of the outstanding stock of Genix. Represents a preliminary allocation of the excess purchase price using the purchase method of accounting for the transaction after adjusting the assets acquired and liabilities assumed to their respective fair values. The purchase price of Genix could be adjusted downward by up to $41 million based upon the occurrence of certain contingencies, which include, among other things, adjustments arising from changes in net assets acquired, retention of certain large customers for one to two years and tax-related matters.

(D) Reflects transaction costs associated with acquisition of Genix which are estimated to be $1.3 million and the estimated severance costs and other benefits of approximately $3.5 million which are to be paid as a result of an immediate reduction in duplicate workforce.

(E) Adjusts for the Company's financing associated with the transaction and the extinguishment of intercompany debt owed to the parent of Genix prior to the acquisition.

(F) Reflects estimate of a liability of up to an additional $32.1 million resulting from the acquisition of Genix. The liability is associated with a long-term fixed obligation between Genix and a vendor that was entered into in March 1995. As the obligation relates to duplicate services for which the Company has already contracted, the obligation is considered to be an unfavorable commitment, and the present value of the obligation is reflected as a liability. Of the total liability of $32.1 million, of which $1.3 million was recorded by Genix as of March 31, 1996, $8.4 million is reflected as a current liability. Payments related to this obligation are payable over the remaining nine years of the contract.

(G) Eliminates the equity of Genix.

              AFFILIATED COMPUTER SERVICES, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE NINE MONTHS ENDED MARCH 31, 1996
                                  (UNAUDITED)
                    (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                                                  PRO FORMA
                                                                                          -------------------------
                                                                                              GENIX
                                                                                           ACQUISITION
                                                                    ACS       GENIX (A)    ADJUSTMENTS    COMBINED
                                                                 ----------  -----------  -------------  ----------
Revenues.......................................................  $  279,708   $  83,417                  $  363,125
                                                                 ----------  -----------                 ----------
Expenses:
  Wages and benefits...........................................     110,772      24,046   $  (2,810)(B)     132,008
  Services and supplies........................................      71,313       7,215        (450)(B)      78,078
  Rent, lease and maintenance..................................      55,262      36,188        (780)(C)      90,670
  Lease termination charge (G).................................      --           2,353        --             2,353
  Depreciation and amortization................................      10,745       5,236       2,337(D)       18,318
  Other operating expenses.....................................       3,343       4,324                       7,667
                                                                 ----------  -----------  -------------  ----------
    Total operating expenses...................................     251,435      79,362      (1,703)        329,094
                                                                 ----------  -----------  -------------  ----------
    Operating income...........................................      28,273       4,055       1,703          34,031

Interest and other expenses, net...............................         614       1,616       5,377(E)        7,607
                                                                 ----------  -----------  -------------  ----------
    Income before income taxes.................................      27,659       2,439      (3,674)         26,424

Income tax expense (benefit)...................................      11,191         952      (1,580)(F)      10,563
                                                                 ----------  -----------  -------------  ----------
    Net income.................................................  $   16,468   $   1,487   $  (2,094)     $   15,861
                                                                 ----------  -----------  -------------  ----------
                                                                 ----------  -----------  -------------  ----------

Earnings per common share......................................  $     1.19                              $     1.15
                                                                 ----------                              ----------
                                                                 ----------                              ----------

Weighted average shares outstanding............................      13,849                                  13,849
                                                                 ----------                              ----------
                                                                 ----------                              ----------

     See Notes to Pro Forma Condensed Consolidated Statement of Operations
                   for the Nine Months Ended March 31, 1996.

              AFFILIATED COMPUTER SERVICES, INC. AND SUBSIDIARIES
             NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF
              OPERATIONS FOR THE NINE MONTHS ENDED MARCH 31, 1996

(A) Information obtained from the unaudited interim financial statements of Genix for the nine months ended March 31, 1996. Certain amounts reported in Genix's historical financial information have been reclassified to conform with the Company's presentation in the Pro Forma Condensed Consolidated Statement of Operations.

(B) Reflects the savings expected as a result of employee terminations (i.e., salary and related expenses) to be effected immediately after consummation of the acquisition.

(C) Reflects the reduction in duplicate expenses related to software fees for which the Company has an existing license.

(D) Reflects the additional amortization of expense of approximately $2.5 million resulting from the allocation of the excess cost of the acquisition to goodwill after recording the fair value of the assets acquired and the liabilities assumed and the net reduction in depreciation and amortization expense of approximately $.2 million as a result of recording Genix's assets at their respective fair values based on a preliminary purchase price allocation.

(E) Reflects $6.9 million in interest expense for the financing of the transaction based upon the terms of the Company's increase in its revolving line of credit and a $1.5 million reduction in interest expense on intercompany debt owed to the parent of Genix. The intercompany debt was extinguished in connection with the consummation of the acquisition.

(F) Reflects the income tax effect for the pro forma adjustments at Genix's effective tax rate.

(G) In March 1996, Genix entered into a long-term lease agreement to obtain the latest technology in computer processing equipment. The new equipment is anticipated to generate substantial savings in annual operating costs and contribute to overall system efficiency and reliability. In conjunction with entering into this new agreement, Genix terminated existing leases for equipment that had been used to provide the same functions as the new equipment. The lease termination resulted in a $2,353,000 non-recurring charge to operations in March 1996.

              AFFILIATED COMPUTER SERVICES, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1995
                                  (UNAUDITED)
                    (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                                                              PRO FORMA
                                                                                                        ----------------------
                                                                                                           GENIX
                                                                                                        ACQUISITION
                                                                                    ACS     GENIX (A)   ADJUSTMENTS   COMBINED
                                                                                  --------  ---------   -----------   --------
Revenues........................................................................  $313,181   $98,592      --          $411,773
                                                                                  --------  ---------   -----------   --------
Expenses:
  Wages and benefits............................................................   106,966    26,845    $(3,746)(B)    130,065
  Services and supplies.........................................................    77,613     7,278       (600)(B)     84,291
  Rent, lease and maintenance...................................................    80,250    42,502     (1,313)(C)    121,439
  Depreciation and amortization.................................................    11,847     6,721      2,710(D)      21,278
  Other operating expenses......................................................     4,963     7,363                    12,326
                                                                                  --------  ---------   -----------   --------
    Total operating expenses....................................................   281,639    90,709     (2,949)       369,399
                                                                                  --------  ---------   -----------   --------
    Operating income............................................................    31,542     7,883      2,949         42,374

Interest and other expenses, net................................................     1,755     1,495      7,846(E)      11,096
                                                                                  --------  ---------   -----------   --------
    Income before income taxes..................................................    29,787     6,388     (4,897)        31,278

Income tax expense (benefit)....................................................    12,183     2,902     (2,106)(F)     12,979
                                                                                  --------  ---------   -----------   --------
    Net income..................................................................  $ 17,604   $ 3,486    $(2,791)      $ 18,299
                                                                                  --------  ---------   -----------   --------
                                                                                  --------  ---------   -----------   --------

Earnings per common share.......................................................  $   1.37                            $   1.43
                                                                                  --------  ---------   -----------   --------
                                                                                  --------  ---------   -----------   --------

Weighted average shares outstanding.............................................    12,808                              12,808
                                                                                  --------  ---------   -----------   --------
                                                                                  --------  ---------   -----------   --------

     See Notes to Pro Forma Condensed Consolidated Statement of Operations
                       For the Year Ended June 30, 1995.

              AFFILIATED COMPUTER SERVICES, INC. AND SUBSIDIARIES
             NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF
                  OPERATIONS FOR THE YEAR ENDED JUNE 30, 1995

(A) Information obtained from the unaudited financial statements of Genix for the twelve months ended June 30, 1995. Certain amounts reported in Genix's historical financial information have been reclassified to conform with the Company's presentation in the Pro Forma Condensed Consolidated Statement of Operations.

(B) Reflects savings expected as a result of employee terminations (i.e., salary and related expenses) to be effected immediately after consummation of the acquisition.

(C) Reflects the reduction in duplicate expenses related to software fees for which the Company has an existing license.

(D) Reflects the additional amortization of expense of approximately $3.4 million resulting from the allocation of the excess cost of the acquisition to goodwill after recording the fair value of the assets acquired and the liabilities assumed and the net reduction in depreciation and amortization expense of approximately $0.7 million as a result of recording the Genix's assets at their respective fair values based on a preliminary purchase price allocation.

(E) Reflects $9.5 million in interest expense for the financing of the transaction based upon the terms of the Company's increase in its revolving line of credit and a $1.7 million reduction in interest expense on intercompany debt owed to the parent of Genix. The intercompany debt was extinguished in connection with the consummation of the acquisition.

(F) Reflects the income tax effect for the pro forma adjustments at Genix's effective tax rate.